UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-12

GLOBAL BLOCKCHAIN ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GLOBAL BLOCKCHAIN ACQUISITION CORP.
6555 Sanger Road, Suite 200
Orlando, Florida 32827

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 7, 2024

TO THE STOCKHOLDERS OF GLOBAL BLOCKCHAIN ACQUISITION CORP.:

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Global Blockchain Acquisition Corp., which we refer to as “we”, “us”, “our” or the “Company”, to be held at 11:00 a.m. Eastern Time on May 7, 2024.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to vote and examine the list of Stockholders entitled to vote at the Annual Meeting by visiting www.cleartrustonline.com/GBBK and entering the control number found on your proxy card, included in your proxy materials. If you are a stockholder of record, you may vote by mail, by toll-free telephone number or, by using the Internet. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote online or by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are in the proxy materials you received for the Annual Meeting.

The sole purpose of the Annual Meeting is to consider and vote upon the following proposals:

1.      Proposal 1 — Election of Directors:    To elect the following seven (7) director nominees to the Board of Directors to serve for a one-year term ending at the 2025 Annual Meeting of Stockholders or until their successor is duly elected and qualified:

•	David Metcalf	•	David Ruttenberg	•	Paul C. Jeffries
•	Max Hooper	•	Katya Fisher
•	Allen Weiss	•	Chris Ensey

2.      Proposal 2 — Ratification of the Appointment of Independent Auditors:    To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

3.      Proposal 3 — Extension Proposal:    To amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company must consummate a business combination or, if it fails to do so, cease its operations and redeem or repurchase 100% of the shares of the Company’s common stock issued in the Company’s initial public offering, from May 12, 2024, monthly for up to six additional months at the election of the Company and only upon the monthly contribution of the lesser of (A) $25,000 or (B) $0.05 per outstanding public share, ultimately until as late as November 12, 2024 (the “Extension”, and such extension date the “Extended Date”). A copy of the proposed amendment, which we refer to as the “Extension Amendment”, is set forth in Annex A.

4.      Proposal 4 — Trust Amendment Proposal:    To approve an amendment to the Investment Management Trust Agreement, dated May 9, 2022, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company (the “Trustee”), pursuant to an amendment in the form set forth in Annex B of the accompanying proxy statement, to authorize the Extension and its implementation by the Company.

Each of the proposals (together, the “Proposals”) is more fully described in the accompanying Proxy Statement. The purpose of the Extension Proposal and the Trust Amendment Proposal is to allow us additional time to complete the proposed transactions contemplated by that certain Agreement and Plan of Merger, dated August 17, 2023

(as amended, the “Merger Agreement”), by and among with GB Merger Sub Inc., a Georgia corporation and wholly-owned subsidiary of Global Blockchain (“Merger Sub”), Cardea Corporate Holdings, Inc., a Georgia corporation (“Cardea”), Dr. Max Hooper, as representative for Global Blockchain and its subsidiaries, and Jordan Waring, as the representative for shareholders of Cardea. Pursuant to the Merger Agreement, Merger Sub would merger with and into Cardea, with Cardea surviving as a wholly-owned subsidiary of Global Blockchain (the “Business Combination”).

Our Board currently believes that there will not be sufficient time before May 12, 2024, to complete the Business Combination with Cardea. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a business combination in order that our stockholders have the opportunity to participate in our future investment.

In connection with the Extension Proposal, stockholders who own shares of our common stock issued in our initial public offering (“public shares”) have certain rights to have their shares redeemed by the Company for cash. For a description of these redemption rights and the procedure for electing redemption, see “PROPOSAL 3 — THE EXTENSION PROPOSAL — Redemption Rights.”

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Annual Meeting (or May 3, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Proposal and Trust Amendment Proposal are not approved, unless the Company can complete a business combination by May 12, 2024, we will dissolve and liquidate in accordance with the amended and restated certificate of incorporation. Our Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional contributions will terminate.

Our Board has fixed the close of business on March 28, 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.87 at the time of the Annual Meeting. The closing price of the Company’s common stock on March 28, 2024 was $10.78. The Company cannot assure stockholders that they will be able to sell their shares of the Company in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

You are not being asked to vote on the business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the business combination is approved and completed, or if we have not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that all of the Proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Proposals and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your shares.

April 26, 2024

By Order of the Board of Directors
/s/ Max Hooper
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please vote online or by telephone, or sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote online at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Annual Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 7, 2024:    This notice of meeting, Annual Report and the accompanying Proxy Statement are available at www.cleartrustonline.com/GBBK.

i

GLOBAL BLOCKCHAIN ACQUISITION CORP.
6555 Sanger Road, Suite 200
Orlando, Florida 32827

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 7, 2024

PROXY STATEMENT

The Annual Meeting of stockholders of Global Blockchain Acquisition Corp., which we refer to as “we”, “us”, “our” or the “Company”, will be held at 11:00 a.m., Eastern Time on May 7, 2024, as a virtual meeting. You will be able to vote and examine the list of Stockholders entitled to vote at the Annual Meeting by visiting www.cleartrustonline.com/GBBK and entering the control number found on your proxy card, included in your proxy materials. You will find more information on the matters for voting in the proxy statement on the following pages. If you are a stockholder of record, you may vote by mail, by toll-free telephone number or, by using the internet. The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposals:

1.      Proposal 1 — Election of Directors:    To elect the following seven (7) director nominees to the Board of Directors to serve for a one-year term ending at the 2024 Annual Meeting of Stockholders or until their successor is duly elected and qualified:

•	David Metcalf	•	David Ruttenberg	•	Paul C. Jeffries
•	Max Hooper	•	Katya Fisher
•	Allen Weiss	•	Chris Ensey

2.      Proposal 2 — Ratification of the Appointment of Independent Auditors:    To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

3.      Proposal 3 — Extension Proposal:    To amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter”, to extend the date by which the Company must consummate a business combination or, if it fails to do so, cease its operations and redeem or repurchase 100% of the shares of the Company’s common stock issued in the Company’s initial public offering, from May 12, 2024, monthly for up to six additional months at the election of the Company and only upon the monthly contribution of the lesser of (A) $25,000 or (B) $0.05 per outstanding public share, ultimately until as late as November 12, 2024 (the “Extension”, and such extension date the “Extended Date”). A copy of the proposed amendment, which we refer to as the “Extension Amendment”, is set forth in Annex A.

4.      Proposal 4 — The Trust Amendment Proposal:    To approve an amendment to the Investment Management Trust Agreement, dated May 9, 2022, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company (the “Trustee”), pursuant to an amendment in the form set forth in Annex B of the accompanying proxy statement, to authorize the Extension and its implementation by the Company.

The purpose of the Extension Proposal and the Trust Amendment Proposal is to allow us additional time to complete the proposed transactions contemplated by that certain Agreement and Plan of Merger, dated August 17, 2023 (as amended, the “Merger Agreement”), by and among with GB Merger Sub Inc., a Georgia corporation and wholly-owned subsidiary of Global Blockchain (“Merger Sub”), Cardea Corporate Holdings, Inc., a Georgia corporation (“Cardea”), Dr. Max Hooper, as representative for Global Blockchain and its subsidiaries, and Jordan Waring, as the representative for shareholders of Cardea. Pursuant to the Merger Agreement, Merger Sub would merger with and into Cardea, with Cardea surviving as a wholly-owned subsidiary of Global Blockchain (the “Business Combination”).

In connection with the Extension Proposal, stockholders who own shares of our common stock issued in our initial public offering (“IPO”) (we refer to such stockholders as “public stockholders” and such shares as “public shares”) may elect to redeem all or a portion of their public shares even if they vote for, or do not vote on, the

Extension Proposal. If such stockholders elect to redeem, the redemption will be for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We refer to the election to redeem public shares in connection with the Extension Proposal as the “Election.” If the Extension Proposal is approved by the requisite vote of stockholders, holders of public shares who do not make the Election will retain their right to redeem their public shares when the business combination is submitted to the stockholders for approval, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

Simultaneous with the closing of our IPO, we completed the sale of 8,537,500 private placement warrants in a private placement to our Sponsor, I-Bankers Securities, Inc., and Dawson James Securities, Inc.

Our Sponsor, its affiliates and our independent directors collectively own 4,312,500 shares of our common stock that were issued prior to our IPO, which shares we refer to as “Founder Shares.” The Founder Shares and an additional 450,000 shares (“Representative Shares”) owned by affiliates of I-Bankers Securities, Inc. and Dawson James Securities, Inc., the underwriters in our IPO (the “Representatives”), are not subject to redemption pursuant to the Election.

We will not proceed with the Extension Amendment if the number of public shares redeemed subject to the Election causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Annual Meeting (or May 3, 2024). The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $25.4 million that was in the Trust Account as of March 28, 2024. In such event, the Company may need to obtain additional funds to complete the business combination or another initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Proposal and the Trust Amendment Proposal are not approved and we do not consummate the business combination by May 12, 2024, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares of common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL”, to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of 4,312,500 Founder Shares that were issued prior to our IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares.

The affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Extension Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Extension Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

If the Company liquidates, our Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.15 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act.” Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that our Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.87. Nevertheless, the Company cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $10.15, plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Proposal and the Trust Amendment Proposal are approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price (such per-share price being equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares) and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal and the Trust Amendment Proposal are approved.

Our Board has fixed the close of business on March 28, 2024, as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. On the record date for the Annual Meeting, there were 7,191,880 shares of common stock outstanding. The Company’s warrants do not have voting rights in connection with the proposals to be considered at the Annual Meeting.

This Proxy Statement contains important information about the Annual Meeting and the proposals. Please read it carefully and vote your shares.

This Proxy Statement is dated April 26, 2024, and is first being mailed to stockholders on or about April 26, 2024.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this Proxy Statement.

Why am I receiving this Proxy Statement?

The purpose of the Proposals, is to elect directors, approve the Company’s auditor, and allow us additional time to complete the Business Combination pursuant to that certain Merger Agreement by and among Global Blockchain, Merger Sub, and Cardea and the representative parties thereto.

What is being voted on?

You are being asked to vote on:

•   The election of seven director nominees to the Board to serve for a one-year term ending at the 2025 Annual Meeting of Stockholders or until their successor is duly elected and qualified. Our director nominees are:

	• David Metcalf	• David Ruttenberg	• Paul C. Jeffries
	• Max Hooper	• Katya Fisher
	• Allen Weiss	• Chris Ensey

•   a proposal to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

•   a proposal to amend our charter to extend the date by which we have to consummate a business combination from May 12, 2024, monthly for up to six additional months at the election of the Company and only upon the monthly contribution of the lesser of (A) $25,000 or (B) $0.05 per outstanding public share, ultimately until as late as November 12, 2024 (the “Extension”, and such extension date the “Extended Date”); and

•   a proposal to approve an amendment to the Trust Agreement.

Why is the Company proposing the Extension Proposal and the Trust Amendment Proposal?

The purpose of the Extension Proposal and the Trust Amendment Proposal is to allow us additional time to complete a business combination. However, even if the Extension Proposal and the Trust Amendment Proposal are approved, there is no assurance that the Company will be able to consummate a business combination, given the actions that must occur prior to closing of a business combination.

The Company believes that given its expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Extension Proposal and the Trust Amendment Proposal to amend our charter in the form set forth in Annex A hereto and to amend the Investment Management Trust Agreement in the form set forth in Annex B hereto, respectively, to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our common stock included as part of the units sold in our IPO from May 12, 2024 for up to six additional months at the election of the Company, ultimately until as late as November 12, 2024.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the business combination is approved and completed. You will also be entitled to receive your share of the funds in the Trust Account if we have not consummated a business combination by the Extended Date.

Why should I vote “FOR” the Extension Proposal and the Trust Amendment Proposal?

Our Board believes that our stockholders should have an opportunity to consider a business combination. Accordingly, the Extension is intended to give our stockholders that opportunity, and to give the Company the opportunity to complete a business combination.

Moreover, voting FOR the Extension Proposal or FOR the Trust Amendment Proposal will not affect your right to seek redemption of your public shares in connection with the vote to approve the business combination. Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our business combination on or before May 12, 2024, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter.

Our Board recommends that you vote in favor of both the Extension Proposal and the Trust Amendment Proposal.

If the Extension Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portions of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date. The removal of the Withdrawal Amount from the Trust Account in connection with the redemption of public shares will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension is implemented, and the amount remaining in the Trust Account may be only a small fraction of the approximately $25.4 million that was in the Trust Account as of March 28, 2024. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

We will not proceed with the Extension Amendment if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

If the Extension Proposal or is not approved and we have not consummated the business combination by May 12, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares of common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Would I still be able to exercise my redemption rights if I vote “AGAINST” the business combination?

Yes. Unless you elect to redeem your public shares in connection with the Extension, you will be able to vote on any business combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the business combination. You will retain your right to redeem your public shares upon consummation of the business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in our charter.

How do I redeem my shares of common stock in connection with the Extension Proposal?

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern Time on May 3, 2024 (two business days before the Annual Meeting), tender your shares electronically or physically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1 State Street Plaza, 30th Floor New York, New York 10004 Attn: SPAC Redemption Team E-mail: spacredemptions@continentalstock.com

The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.

When would the Board abandon the Extension Proposal?

Our Board will abandon the Extension if our stockholders do not approve the Extension Proposal. In addition, notwithstanding stockholder approval of the Extension Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

When would the Board abandon the Extension Proposal?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Proposal. In addition, notwithstanding stockholder approval of the Extension Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates have agreed to vote all shares of common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Proposal. Currently, our Sponsor, our officers and directors, and representatives own 4,762,500 shares, including 4,312,500 Founder Shares and 450,000 Representative Shares, representing approximately 66.2% of our issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Proposal.

What is the quorum for the meeting?

As of the record date, 7,191,880 shares of common stock were issued and outstanding. The holders of a majority in voting power of the issued and outstanding shares entitled to vote at the Annual Meeting, present or represented by proxy, constitutes a quorum for the purpose of adopting proposals at the Annual Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

What vote is required to adopt the proposals?

Directors are elected by a plurality of the votes cast at the Annual Meeting. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” are elected as directors. As a result, any shares not voted “FOR” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. Votes of “WITHHOLD” and broker non-votes have no legal effect on the election of directors due to the fact that such elections are by a plurality. Abstentions will have no effect on the outcome of this proposal. Broker non-votes will have no effect on the outcome of this proposal.

The vote of the holders of at least the majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting is necessary to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Extension Proposal must be approved by the affirmative vote of at least 65% of the shares of our common stock outstanding as of the record date, including the Founder Shares. Accordingly, a Company stockholder’s failure to vote by proxy or online at the Annual Meeting or an abstention with respect to the Extension Proposal will have the same effect as a vote “AGAINST” such proposal.

The Trust Amendment Proposal must be approved by the affirmative vote of at least 65% of the shares of our common stock outstanding as of the record date, including the Founder Shares. Accordingly, a Company stockholder’s failure to vote by proxy or online at the Annual Meeting or an abstention with respect to the Trust Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

What if I don’t want to vote “FOR” the Extension Proposal Proposal?

If you do not want the Extension Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with the Extension Proposal whether or not you vote on the Extension Proposal so long as you make a timely election to redeem your public shares as described under “How do I redeem my shares of common stock in connection with the Extension Proposal?” If the Extension Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Proposal is not approved?	Our Board will abandon the Extension if our stockholders do not approve the Extension Proposal.

If the Extension Proposal is not approved and we have not consummated the business combination by May 12, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares of common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and warrants.

If the Extension is approved, what happens next?

We are seeking the Extension to provide us time to complete the business combination. Our efforts to complete the business combination will involve:

•   completing proxy materials;

•   establishing a meeting date and record date for considering the business combination, and distributing proxy materials to stockholders; and

•   holding a special meeting of stockholders to consider the business combination.

We are seeking approval of the Extension Proposal and the Trust Amendment Proposal because we will not be able to complete all of the tasks listed above prior to May 12, 2024. If the Extension Proposal and the Trust Amendment Proposal are approved, we expect to seek stockholder approval of a business combination at a later date.

Upon approval of the Extension Proposal and the Trust Amendment Proposal by holders of at least 65% of the common stock outstanding as of the record date, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our common stock, public warrants will remain publicly traded.

We cannot predict the amount that will remain in the Trust Account following the redemption if the Extension Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $25.4 million that was in the Trust Account as of the Record Date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our directors and our officers as a result of their ownership of the Founder Shares.

Notwithstanding stockholder approval of the Extension Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.
What happens to the Company’s warrants if the Extension Proposal is not approved?

If the Extension Proposal is not approved and we have not consummated the business combination by May 12, 2024, there will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Proposal is approved?

If the Extension Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a business combination, provided there is an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

How do I attend the meeting?

As a registered shareholder, you received a Proxy Card from ClearTrust LLC. The form contains instructions on how to attend the virtual Annual Meeting including the dial-in. If you do not have your control number, contact Global Blockchain at the phone number provided above.

The meeting website will be available for access 15 minutes prior to the start of the Annual Meeting.

Beneficial investors, who own their investments through a bank or broker, will need to contact their bank or broker to receive their control number. If you plan to vote at the meeting you will need to have a legal proxy from your bank or broker.

How do I change or revoke my vote?

You may change your vote by timely submitting a proxy with new voting instructions online or by telephone or by timely delivering a later-dated, signed proxy card so that it is received prior to the Annual Meeting, or by attending the Annual Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Annual Meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe the proposals presented to the stockholders at the Annual Meeting, other than Proposal 2, will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Who can vote at the Annual Meeting?

Only holders of record of our common stock at the close of business on March 28, 2024, are entitled to have their vote counted at the Annual Meeting and any adjournments or postponements thereof. On this record date, 7,191,880 shares of our common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting online, we urge you to submit your proxy vote either online, by telephone, or by filling out and returning the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting if your bank or broker provides you with a control number.

Does the Board recommend voting for the approval of the proposals?	Yes. The Board recommends that our stockholders vote “FOR” each of the director nominees and “FOR” the remaining proposals.
What interests do the Company’s Sponsor, directors and officers, and the Representative have in the approval of the proposals?

Our Sponsor, directors and officers, and the Representatives have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 4,312,500 Founder Shares, which unlike public shares have no redemption rights, and 450,000 Representative Shares, which unlike public shares have no redemption rights. These Founder Shares, warrants, and Representative Shares would expire worthless if a business combination is not consummated. See the section entitled “PROPOSAL 3 — THE EXTENSION PROPOSAL — Interests of our Sponsor, Directors and Officers”.

Do I have appraisal rights?	Our stockholders do not have appraisal rights in connection with any of the proposals under the DGCL.
What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annex, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our common stock, you may vote online at the Annual Meeting or by submitting a proxy for the Annual Meeting. Whether or not you plan to attend the Annual Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Annual Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting if your bank or broker provides you with a control number.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company will bear the cost of preparing, printing and mailing the materials in connection with this solicitation of proxies. In addition to mailing these materials, officers and regular employees of the Company may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication. The Company has not engaged a proxy solicitor for this Annual Meeting.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact the Company at (407) 720-9250.
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

This Proxy Statement includes “forward-looking statements” within the meaning of the federal securities laws that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this Proxy Statement including, without limitation, statements regarding the pending business combination and the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on February 26, 2024, and in other reports we file with the SEC. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

THE ANNUAL MEETING

Overview

Date, Time and Place.    The Annual Meeting of the Company’s stockholders will be held at 11:00 a.m. Eastern Time on May 7, 2024, as a virtual meeting. You will be able to vote and examine the list of Stockholders entitled to vote at the Annual Meeting by visiting www.cleartrustonline.com/GBBK and entering the control number found on their proxy card, included in your proxy materials. You will find more information on the matters for voting in the proxy statement on the following pages. If you are a stockholder of record, you may vote by mail, or by using the Internet. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the Annual Meeting.

If your shares are registered in your name with our transfer agent and you wish to attend the Annual Meeting, you may register to do so as described above.

Beneficial owners who wish to vote during the Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares to obtain a legal proxy. All holders can register to attend the meeting with their control number.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Annual Meeting, if you owned the Company’s common stock at the close of business on March 28, 2024, the record date for the Annual Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned on the record date. The Company’s warrants do not carry voting rights. At the close of business on the record date for the Annual Meeting, there were 7,191,880 shares of common stock outstanding, each of which entitles its holder to cast one vote per proposal.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Annual Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Annual Meeting if you are a holder of record of the Company’s common stock. You may contact the Company at (407) 720-9250.

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Election as Directors

Our Board has unanimously approved the nomination of David Metcalf, Max Hooper, Allen Weiss, David Ruttenberg, Katya Fisher, Chris Ensey, Paul C. Jeffries for election as directors to serve until the 2025 Annual Meeting of Stockholders or until their successors are elected and have qualified. Our Board currently has seven members.

Information about the principal occupations, business experience and qualifications of each of our director nominees is provided below under the heading “Qualifications of 2024 Director Nominees and Continuing Directors.”

Qualifications of 2024 Director Nominees and Continuing Directors

David Metcalf, Ph. D Age: 54 Director Since: 2022 (Chair) Committees: None

Dr. Metcalf has served as Chairman of the company since May 9, 2022. Since 2018, Dr. Metcalf has served as General Partner & Managing Director at Global Blockchain Ventures and as a technology specialist. Dr. Metcalf has over 20 years’ experience in the design and research of web-based and mobile technologies converging to enable learning and health care. Since 2005, Dr. Metcalf has served as Director of the Mixed Emerging Technology Integration Lab (METIL) at UCF’s Institute for Simulation and Training, and formerly held leading roles for NASA from 1993 to 1997. Dr. Metcalf co-authored “Blockchain Enabled Applications” (2017), “Blockchain in Healthcare” (2019), and “Blockchain Enabled Applications — Version Two” (2021). Dr. Metcalf has worked globally on many projects in and out of the US in enterprise, education, healthcare, and other areas. Dr. Metcalf has a long history working is simulation, mobile, learning, visualization systems, and quantum applications. Dr. Metcalf frequently presents at industry and research events shaping business strategy and discussing the use of technology to improve learning and human performance and serves on multiple Board of Directors that work to impact global problems. We believe Dr. Metcalf is well-qualified to serve as a director of the company based on his extensive leadership experience, learning, healthcare, web-based, and mobile technology, as well as his experience working in simulation, visualization systems, and quantum applications.

Max Hooper Age: 77 Director Since: 2022 Committees: None

Dr. Hooper has served as Chief Executive Officer of the company and is responsible for the company’s management and growth strategy. Since August 2019, Dr. Hooper has served as General Partner & Managing Director of Global Blockchain Ventures, a venture capital fund specializing in growth companies using blockchain technology. Since April 2020, Dr. Hooper has served as CEO and Managing Director of AppleSeed Companies. In 2000, Dr. Hooper co-founded Equity Broadcasting Corporation, a media company that owned and operated over 100 television stations across the United States. Dr. Hooper was responsible for activities in the cable, satellite, investment banking and technology industries, and during his tenure grew it into one of the top 10 broadcasting companies in the country. Dr. Hooper is co-author of “Blockchain Enabled Applications” (2017), “Blockchain in Healthcare” (2019), and “Blockchain Enabled Applications — Version Two” (2021). Dr. Hooper has earned five doctorate degrees including a PhD in Corporate Finance, a PhD in Adult Theology, a Doctor of Theology, and two Doctor of Ministries from a variety of institutions, and studied financial technology with cohorts at MIT and cryptocurrency and business disruption with cohorts at the London School of Economics. He is active in many organizations and serves on various Boards of Directors. We believe Dr. Hooper is qualified to serve as our Chief Executive Officer due to his extensive leadership and experience in blockchain technology, as well as his broadcasting, investment banking, and financial technology experience.

Allen Weiss Age: 69 Director Since: 2022 Committees: None

Mr. Weiss has served on the Board of Directors of the company since May 9, 2022. From 1972 to 2011, Mr. Weiss had a career at The Walt Disney Company in various roles. From 1994 to 2003, Mr. Weiss served as President of Walt Disney World and from 2003 to 2011 served as the President of World Wide Operations for Disney’s $10 Billion/95,000 employee Walt Disney Parks and Resorts business. Mr. Weiss was responsible for Disney’s theme parks and resorts including the Walt Disney World Resort, Disneyland Resort, and Disneyland Resort Paris, Disney Cruise Line, Disney Vacation Club, “Adventures by Disney, “and the line-of-business responsibility for Hong Kong Disneyland Resort and Tokyo Disney Resort. From November 2011 to January 2019, Mr. Weiss was a consultant for Apollo Investment Consulting. Mr. Weiss was involved in company analyses to support potential acquisitions and management. During his time in his role, he had direct involvement in the acquisition of Chuck E. Cheese Entertainment in 2014 and served on the Board of Directors until December 2020. Mr. Weiss was also engaged in acquisition and negotiations for the sale of Great Wolf Resorts where he subsequently became Chairman of the Board of Directors for Great Wolf and later Executive Chairman. Mr. Weiss was also involved in the acquisition of Diamond Resorts International, which closed in September 2016, and ClubCorp. Mr. Weiss has served on the Alticor (Amway) Board of Directors since 2012, and Diamond Resorts International Board of Directors since 2014. He serves on the Metro Orlando Economic Development Commission Governor’s Council from 2004 to 2007, was a National Board Member of Sanford — Burnham Medical Research Institute and was appointed by the U.S. Commerce Secretary as a founding member to the Corporation for Travel Promotion Board of Directors. He was named “Most Influential Businessman in Central Florida” by the Orlando Business Journal in 2005. We believe Mr. Weiss is qualified to serve on our Board of Directors due to his extensive leadership, acquisition and negotiation expertise, as well as his corporate finance experience.

David Ruttenberg Age: 43 Director Since: 2022 Committees: • Audit • Compensation

David Ruttenberg has served on the Board of Directors of the company since May 9, 2022. Since 2013, Mr. Ruttenberg has served as the Managing Partner at Ruttenberg Gordon Investments (RGI), a leading investment firm across the capital structure through equity and structured investments in real estate, private equity. Mr. Ruttenberg leads the firm’s acquisitions, institutional joint ventures, financings, strategy, and structuring and serves as member of RGI’s investment committee. We believe Mr. Ruttenberg is well-qualified to serve as a director of the company based on his leadership experience, private equity and investment experience, as well as his experience in acquisitions and financial structuring.

Katya Fisher Age: 40 Director Since: 2022 Committees: • Audit (Chair) • Nominating and Corporate Governance

Ms. Fisher has served on the Board of Directors of the company since May 9, 2022. Ms. Fisher is a lawyer and business executive with significant experience in advising investment funds, family offices, and technology companies on international legal, tax, operations, and strategy matters. Since November 2021, Ms. Fisher has served as Executive Vice Chairman of Schaffhausen Institute of Technology Holding, and since November 2020, Ms. Fisher has served as senior advisor and liaison to the Chairman and members of the board and executive management team on strategic initiatives and the coordination and supervision of matters worldwide for the Schaffhausen Institute of Technology (SIT) group of business entities in 10+ countries as well as to SIT’s nonprofit affiliates. From November 2019 until November 2021, Ms. Fisher served as Investment Director and Legal Advisor at Runa Capital. From 2011 until November 2019, Ms. Fisher was in private practice. We believe Ms. Fisher is well-qualified to serve as a director of the company based on her experience in technology, blockchain, and A.I, international investment and cyber security experience, as well as her legal experience.

Chris Ensey Age: 44 Director Since: 2022 Committees: • Audit • Nominating and Corporate Governance (Chair)

Mr. Ensey has served on the Board of Directors of the company since May 9, 2022. Mr. Ensey is a product visionary and executive in the cyber security, cloud computing, and blockchain industry. Since June 2021, Mr. Ensey has served as Chief Technical Advisor for Gryphon Digital Mining. From 2018 to 2019, Mr. Ensey served as Chief Executive Officer and Chief Operating Officer of Riot Blockchain. Other notable past roles include Chief Operating Officer of Dunbar Security Solutions, Inc from 2012 to 2018, Chief Technology Officer of eMed Digital Healthcare from 2020 to 2021, and Chief Technology Officer of Blue Voyant from 2019 to 2020, a global cybersecurity solutions provider. Mr. Ensey has 25 years of experience developing mission-critical software with an emphasis on high performance computing, analytic processing, and cloud technologies. He has driven numerous products to market, including solutions for managed security services, cyber risk management, and digital healthcare. He began his career as a system engineer and integrator working on national intelligence and defense programs with companies such as SAIC, SafeNet and IBM. He has a bachelor’s degree in Computer Engineering from Virginia Tech. We believe Mr. Ensey is well-qualified to serve as a director of the company based on his leadership experience, cloud computing and blockchain, as well as his extensive experience in cyber security.

Paul C. Jeffries Age: 54 Director Since: 2022 Committees: • Compensation (Chair) • Nominating and Corporate Governance

Dr. Jeffries has served on the Board of Directors of the company since May 9, 2022. At Facebook from 2007 to 2016, Dr. Jeffries served in various roles pertaining to legal, regulatory, trust & safety, strategy, and ecosystem building — as founding Head of Legal Operations, and founding head of policy and operations for the developer platform. Dr. Jeffries has served as Co-Founder/Chief Operating Officer of FounderPool since 2020, Managing Director of Slipstream Venture Capital since 2016, and has been an experienced venture capital and angel investor since 2005, including blockchain and multiple unicorns. Dr. Jeffries was a member of the physics faculty at Rice University, after teaching at the University of Washington and conducting research at the Sorbonne as a Chateaubriand Fellow. He earned a bachelor’s degree in physics from Princeton University, and a Ph.D. in philosophy from Cornell University for work in quantum mechanics and information theory. We believe Dr. Jeffries is well-qualified to serve as a director of the company based on his leadership experience, ecosystem building, and venture capital investment experience, and his legal and regulatory experience.

Executive Officers Who are Not Serving as Directors

All of our executive officers are serving as directors of the Company. See the section titled “Qualifications of 2024 Director Nominees and Continuing Directors” above for information regarding each of our current executive officers of the Company, including their title, age, and brief biography describing each executive officer’s business experience. No executive officer has any family relationship with any other executive officer or any of our current directors.

Corporate Governance and Board Matters

We are committed to sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. Certain features of our corporate governance practices are provided below.

Director Independence

The rules of the Nasdaq Stock Market, or the Nasdaq Rules, require a majority of a listed company’s board of directors to be composed of independent directors. In addition, the Nasdaq Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the Nasdaq Rules, a director will only qualify as an independent director if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq Rules also require that audit committee members satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In considering the independence of compensation committee members, the Nasdaq Rules require that our board of directors must consider additional factors relevant to the duties of a compensation committee member, including the source of any compensation we pay to the director and any affiliations with our company.

Our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our board of directors has determined that Mr. Weiss, Mr. Ruttenberg, Ms. Fisher, Mr. Ensey, and Dr. Jeffries are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Insider Trading Policy

Our Board has adopted an Insider Trading Policy that applies to all of our directors and employees. The policy attempts to establish standards that will avoid even the appearance of improper conduct on the part of insiders.

Hedging and Pledging Policy

We do not permit our directors and employees to enter into hedging and monetization transactions or to engage in short sale transactions in the Company’s securities. We believe that such transactions can mitigate or eliminate the economic risk of ownership and disincentivize such individuals from seeking to improve the Company’s performance and, consequently impair their alignment with our stockholders’ interests.

We also do not permit our directors and executive officers to enter into pledging arrangements involving their shares of our common stock. We believe such arrangements present a risk that the individual could be pressured or forced to sell our stock to meet loan requirements, which we believe would be inconsistent with our belief in aligning their interests with long-term stockholder interests, and potentially could cause us reputational harm and violate internal policies regarding transacting in our stock when such person is aware of material nonpublic information or otherwise prohibited from trading in our common stock.

Leadership Structure

Since the Company began its search for a business combination target in 2022, Dr. Metcalf has served as Chairman of our Board, and Dr. Hoover has served as our Chief Executive Officer.

We believe that independent and effective oversight of the Company’s business and affairs is maintained through the composition of the Board, the leadership of our independent directors and Board committees and our governance structures and processes. The Board consists of a majority of independent directors, and the Board’s Audit, Compensation and Nominating and Corporate Governance Committees are composed solely of independent directors.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our form of Code of Ethics and our audit committee charter as exhibits to the registration statement we filed in connection with our initial public offering. You are able to review these documents by accessing our public filings at the SEC’s website at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee are or have been one of our officers or employees. In addition, none of our executive officers serves or has served as a member of the Compensation Committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

Risk Management and Oversight

Our Board oversees our risk management process, which is a company-wide approach to risk management that is carried out by our management. Our full Board determines the appropriate risk for us generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks. While our full Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk within their specific area of concern. Pursuant to our Board’s instruction, management regularly reports on applicable risks to the relevant committee or the full Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board and its committees.

Stockholder Communications and Annual Meeting Attendance

Stockholders may communicate with our Board by contacting the Corporate Secretary, 6555 Sanger Road, Suite 200, Orlando, Florida 32827. All communications will be forwarded directly to the Chairman for consideration.

The Board members are not required to attend our annual meetings of stockholders. However, all directors are encouraged to attend every annual meeting of stockholders as we believe that the annual meeting is an opportunity for stockholders to communicate directly with directors. We did not hold a formal annual meeting last year.

Committees of the Board of Directors

We established a Nominating and Corporate Governance Committee, an Audit Committee and a Compensation Committee. Our Board of Directors has adopted and approved a charter for each of these standing committees.

The names of the current members (chairs specifically noted) and highlights of some of the key oversight responsibilities of the Board committees are set forth below.

Audit Committee
Members:	Key Oversight Responsibilities:
• Ms. Fisher (Chair) • Mr. Ensey • Mr. Ruttenberg

•   the appointment, compensation, retention, replacement, and oversight of the work of the independent registered accounting firm and any other independent registered public accounting firm engaged by us;

•   pre-approving all audit and non-audit services to be provided by the independent registered accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•   reviewing and discussing with the independent registered accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

•   setting clear hiring policies for employees or former employees of the independent registered accounting firm;

•   setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•   obtaining and reviewing a report, at least annually, from the independent registered accounting firm describing (i) the independent registered accounting firm’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•   reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•   reviewing with management, the independent registered accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Meetings in fiscal 2023: four

✓  All members of the Audit Committee are independent

✓  Ms. Fisher is considered an “audit committee financial expert” with accounting or related financial management expertise in accordance with the U.S. Securities and Exchange Commission’s (“SEC”) rules and regulations and NASDAQ rules

Compensation Committee
Members: • Dr. Jeffries (Chair) • Mr. Ruttenberg

Key Oversight Responsibilities:

•   reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•   reviewing and approving the compensation of all of our other executive officers;

•   reviewing our executive compensation policies and plans;

•   implementing and administering our incentive compensation equity-based remuneration plans;

•   assisting management in complying with our proxy statement and annual report disclosure requirements;

•   approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•   producing a report on executive compensation to be included in our annual proxy statement; and

•   reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

✓ All members of the Compensation Committee are independent ✓ All members of the Compensation Committee qualify as “nonemployee” directors within the meaning of Rule 16b-3 under the Exchange Act
Nominating and Corporate Governance Committee
Members: • Mr. Ensey (Chair) • Ms. Fisher • Dr. Jeffries

Key Oversight Responsibilities:

•   identifying, screening and reviewing individuals qualified to serve as directors and recommending to the board of directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the board of directors;

✓ All members of the Nominating and Corporate Governance Committee are independent

•   developing, recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

•   coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

•   reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

Director Nominations

Our nominating and corporate governance committee will recommend to the board of directors candidates for nomination for election at the annual meeting of the stockholders. The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders).

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders. Prior to our initial business combination, holders of our public shares will not have the right to recommend director candidates for nomination to our board of directors.

Board and Committee Meetings

Our Board held seven meetings during fiscal year 2023. In fiscal year 2023, each incumbent director attended all of the aggregate of (1) the total number of meetings of the Board (held during the period for which that person served as a director) and (2) the total number of meetings held by all committees of the Board on which that person served (held during the period served).

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has (i) reviewed and discussed our consolidated audited financial statements for fiscal year ended December 31, 2023 with our management; (ii) discussed with WithumSmith+Brown, PC, our independent registered public accounting firm, all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and (iii) received the written disclosures and the letter from WithumSmith+Brown, PC required by applicable requirements of the PCAOB regarding WithumSmith+Brown, PC communications with the Audit Committee concerning independence, and discussed with WithumSmith+Brown, PC its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board that our audited financial statements for the year ended December 31, 2023 be included in our Annual Report on Form 10-K for the year ended December 31, 2023.

Audit Committee
By:	Katya Fisher (Chair)
Chris Ensey
David Ruttenberg

ANNUAL REPORT TO STOCKHOLDERS

Our 2023 Annual Report has been made available to stockholders and is posted on www.cleartrustonline.com/GBBK.

Additional copies of the 2023 Annual Report may be obtained without charge upon written request to Investor Relations, Global Blockchain Acquisition Corp., 6555 Sanger Road, Suite 200, Orlando, Florida 32827.

The 2023 Annual Report shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically request that this information be treated as soliciting material or specifically incorporate this information by reference).

Executive Officer and Director Compensation

None of our executive officers or directors have received any cash compensation for services rendered to us. Until the earlier of consummation of our initial business combination and our liquidation, beginning on the closing date of our initial public offering, we have agreed to pay an affiliate of one of our officers a total of $5,000 per month for office space, utilities, secretarial support and other administrative and consulting services. Our executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or their affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined by a compensation committee constituted solely by independent directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policy for Approval of Related Party Transactions

The audit committee of our board of directors has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” Pursuant to the policy, the audit committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the audit committee believes the relationship underlying the transaction to be in the best interests of the company and its stockholders and (v) the effect that the transaction may have on a director’s status as an independent member of the board and on his or her eligibility to serve on the board’s committees. Management will present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy will not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

Related Party Transactions

Founder Shares

In August 2021, the Sponsor paid $25,000, or approximately $0.006 per share, to cover certain of the offering costs in exchange for an aggregate of 4,312,500 shares of common stock, par value $0.0001 per share (the “Founder Shares”).

The initial stockholders have agreed not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (A) one year after the completion of the initial Business Combination or (B) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after the initial Business Combination that results in all of the Company’s public stockholders having the right to exchange their shares of common stock for cash, securities or other property (except as described herein under “Principal Stockholders — Transfers of Founder Shares. Private Placement Warrants and Underlying Securities”). The Company refers to such transfer restrictions throughout this Report as the “lock-up”.

Notwithstanding the foregoing, if the last sale price of the common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination, the Founder Shares will be released from the lock-up.

Administrative Services Agreement

The Company entered into an agreement, commencing on May 9, 2022, to pay an affiliate of the Company’s officers a total of $5,000 per month for office space, utilities, secretarial support and other administrative and consulting services. Upon completion of the Company’s Business Combination or its liquidation, the Company will cease paying these monthly fees. For the year ended December 31, 2023, the Company incurred $72,000 for these services. For the year ended December 31, 2022, the Company incurred $46,500 for these services.

Promissory Note — Related Party

On August 17, 2021, the Sponsor issued an unsecured promissory note to the Company (the “Promissory Note”), pursuant to which the Company could borrow up to an aggregate principal amount of $600,000. The Promissory Note was non-interest bearing and payable on the earlier of (i) December 31, 2021 or (ii) the consummation of the Initial Public Offering. As of December 31, 2023 and 2022, there were no outstanding amounts under the Promissory Note. The outstanding amount of $546,343 was repaid at the closing of the Initial Public Offering on May 12, 2022. Borrowings under the Promissory Note are no longer available.

Due from Related Party

As of December 31, 2023 an amount of $34,100 is due to the Company from the Sponsor for funds held outside the operating account. The original purpose of the funds held outside the operating account was to be under the $250,000 Federal Deposit Insurable Corporation (“FDIC”) threshold. As of December 31, 2022 an amount of $22,740 is due to the Company from the Sponsor for miscellaneous fees the Company paid on its behalf and a sum of the funds to be held outside of trust for working capital purposes of approximately $22,000.

Related Party Loans

In order to finance transaction costs in connection with an intended initial Business Combination, the initial stockholders or an affiliate of the initial stockholders or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). If the Company completes the initial Business Combination, the Company would repay such loaned amounts out of the proceeds of the Trust Account released to the Company. Otherwise, such loans would be repaid only out of funds held outside the Trust Account. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used to repay such loaned amounts. Up to $1,500,000 of such loans may be convertible, at the option of the lender, into warrants at a price of $1.00 per warrant of the post Business Combination entity. The warrants would be identical to the Private Placement Warrants, including as to exercise price, exercisability and exercise period. As of December 31, 2023 and 2022, there were no amounts outstanding under the Working Capital Loans.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of the outstanding shares of common stock to file reports with the SEC disclosing their ownership of common stock at the time they become subject to Section 16(a) and changes in such ownership that occur during the year. Based solely on a review of copies of such reports furnished to us, or on written representations that no reports were required, we believe that all directors, executive officers and holders of more than 10% of the common stock complied in a timely manner with the filing requirements applicable to them with respect to transactions during the year ended December 31, 2023.

Required Vote

Directors are elected by a plurality of the votes cast at the Annual Meeting. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” are elected as directors. As a result, any shares not voted “FOR” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. Votes of “WITHHOLD” and broker non-votes have no legal effect on the election of directors due to the fact that such elections are by a plurality. Abstentions will have no effect on the outcome of this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Our Sponsor, all of our directors, executive officers and their affiliates, and the Representatives are expected to vote any common stock owned by them in favor of each nominee. On the record date, our Sponsor, directors and officers of the Company and their affiliates, and the Representatives beneficially owned and were entitled to vote an aggregate of 4,762,500 shares, including 4,312,500 Founder Shares and 450,000 Representative Shares, representing approximately 66.2% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on Proposal 1.

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the election of each of the director nominees is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of Proposal 1.

Our Board unanimously recommends that our stockholders vote “FOR” the approval of each director nominee in Proposal 1.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF WITHUMSMITH+BROWN, PC

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024

Stockholders will also be asked to ratify the Audit Committee’s appointment of WithumSmith+Brown, PC to audit the books and accounts of the Company for the fiscal year ended December 31, 2024. WithumSmith+Brown, PC has served as the Company’s independent registered public accounting firm since inception.

A representative of WithumSmith+Brown, PC is expected to be present virtually at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Because your vote is advisory, it will not be binding upon the Audit Committee, overrule any decision made by the Audit Committee, or create or imply any additional fiduciary duty by the Audit Committee. The Audit Committee may, however, take into account the outcome of the vote when considering future auditor appointments.

Audit Fees and Services

Aggregate fees for professional services rendered by WithumSmith+Brown, PC for their services for the fiscal years ended December 31, 2023 and 2022, respectively, were as follows:

	2023	2022
Audit Fees	$82,160	86,866
Audit-related fees	—	—
Tax fees	4,000	4,000
All other fees	—	—
TOTAL	$86,160	90,866

Audit Fees

Audit fees represent the aggregate fees billed for professional services rendered by our independent accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

Audit-related fees represent the aggregate fees billed for reviews of registration statements as well as assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

Tax Fees

Tax fees represent the aggregate fees billed for professional services rendered by our principal accountants for tax compliance, tax advice, and tax planning for such years.

All Other Fees

All other fees represent the aggregate fees billed for products and services other than the services reported in the other categories.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditors. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence.

All services provided by the independent auditors during the years ended December 31, 2023 and 2022 were approved by the Audit Committee in accordance with our pre-approval policy and applicable SEC regulations.

Required Vote

The affirmative vote of holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting, including the Founder Shares, is required to is necessary to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Our Sponsor, all of our directors, executive officers and their affiliates, and the Representatives are expected to vote any common stock owned by them in favor of Proposal 2. On the record date, our Sponsor, directors and officers of the Company and their affiliates, and the Representatives beneficially owned and were entitled to vote an aggregate of 4,762,500 shares, including 4,312,500 Founder Shares and 450,000 Representative Shares, representing approximately 66.2% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on Proposal 2.

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that Proposal 2 is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of Proposal 2.

Our Board unanimously recommends that our stockholders vote “FOR” the approval of Proposal 2.

PROPOSAL 3 — THE EXTENSION PROPOSAL

Overview

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination for up to six additional months at the election of the Company, ultimately until as late as November 12, 2024 (the “Extended Date”), to allow the Company more time to complete its initial business combination (the “Extension Proposal”).

The purpose of this proposal is to allow the Company additional time to complete an initial business combination. The Board believes that, given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination.

If the Extension Proposal is approved, commencing on or before May 12, 2024, our Sponsor, or its designees, in their sole discretion, may provide us with loans each month to extend monthly for up to six additional months at the election of the Company and only upon the monthly contribution of the lesser of (A) $25,000 or (  ) $0.05 for each redeemable public share that is not redeemed in connection with this Annual Meeting for each of the six subsequent calendar months commencing on May 12, 2024, that is needed by us to complete an initial business combination. Assuming the Extension Proposal is approved, each monthly contribution will be deposited in the Trust Account on or before the 12nd day of such calendar month.

The contributions are conditioned upon the implementation of the Extension Proposal. The contributions will not occur if the Extension Proposal is not approved or the Extension is not completed. The amount of the contributions will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of an initial business combination. If our Sponsor or its designees advises the Company that it does not intend to make the contributions, then the Extension Proposal will not be put before the stockholders at the Annual Meeting and, unless the Company can complete a business combination by May 12, 2024, we will dissolve and liquidate in accordance with the amended and restated certificate of incorporation. Our Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional contributions will terminate.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement as Annex A.

The Company’s public stockholders will have an opportunity to have their public shares redeemed in accordance with the Company’s charter either upon enactment of the Extension Amendment or, whether or not the Extension Proposal is approved, upon consummation of an initial business combination or in connection with the winding up of the Company. See “Redemption Rights” below.

Reasons for the Extension Proposal

The Company’s charter provides that the Company has until May 12, 2024, to complete the purposes of the Company, including effecting a business combination under its terms. The purpose of the Extension Amendment is to allow the Company more time to complete Business Combination contemplated by that certain Merger Agreement by and among Global Blockchain, Merger Sub, and Cardea and the other representative parties thereto.

The Company’s charter provides that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to amend the charter to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we do not expect to be able to conclude a business combination before May 12, 2024, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination until the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the business combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination with respect to the business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination.

If the Extension Proposal Is Not Approved

If the Extension Proposal is not approved, we will not amend our charter to extend the deadline for effecting a business combination. If that deadline is not extended, it is highly unlikely that we will consummate a business combination by May 12, 2024. If we have not consummated the business combination by May 12, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares of common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, officers and directors, and Anchor Investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and warrants.

If the Extension Proposal Is Approved

If the Extension Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate the business combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

If the Extension Proposal is approved, and the Extension Amendment is implemented, each public stockholder may seek to redeem its public shares as described under “Redemption Rights,” below. We cannot predict the amount that will remain in the Trust Account following any redemptions, and the amount remaining in the Trust Account may be only a small fraction of the approximately $25.4 million that was in the Trust Account as of the record date. We will not proceed with the Extension Amendment if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

You are not being asked to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to stockholders, and you will have the right to redeem your public shares for cash in the event the business combination is approved and completed. You will also be entitled to receive your share of the funds in the Trust Account if we have not consummated a business combination by the Extended Date.

Required Vote

The affirmative vote of holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Extension Proposal. If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the Extension Proposal.

If you do not want the Extension Proposal approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment. You will be entitled to redeem your public shares for cash in connection with the Extension Amendment whether or not you vote on the Extension Proposal, and regardless of how you vote, so long as you exercise your redemption rights as described below under “Redemption Rights.” The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the implementation of the Extension.

Our Sponsor, all of our directors, executive officers and their affiliates, and the Representatives are expected to vote any common stock owned by them in favor of the Extension Proposal. On the record date, our Sponsor, directors and officers of the Company and their affiliates, and the Representatives beneficially owned and were entitled to vote an aggregate of 5,193,750 shares, including 4,312,500 Founder Shares and 450,000 Representative Shares, representing approximately 66.2% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Proposal.

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Proposal.

Interests of our Sponsor, Directors and Officers and the Representatives

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        our Sponsor and its affiliates own 4,312,500 Founder Shares and 450,000 Representative Shares; none of these securities (which represent an aggregate investment of $7,372,500) are subject to redemption, and all will expire worthless if a business combination is not consummated by May 12, 2024, unless the Extension Amendment is implemented;

•        if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.15 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•        none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

If we are deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate an initial business combination and liquidate.

There is currently uncertainty concerning the applicability of the Investment Company Act to blank check companies, or SPACs, including companies like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate. If we were to liquidate, our warrants will expire worthless. This will also cause you to lose the investment opportunity in Cardea and any other target company, and the chance of realizing future gains on your investment through any price appreciation in the combined company.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we have instructed the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in an interest bearing demand deposit account until the earlier of the consummation of an initial business combination or our liquidation. As a result, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which may reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company.

To mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, on or about April 9, 2024, we instructed the trustee with respect to the Trust Account to liquidate the U.S. government treasury obligations held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit account and other cash items until the earlier of consummation of an initial business combination or liquidation of the Company. As a result, we expect the Trust Account assets to have an associated interest or yield, however we will only receive interest and yield associated with interest bearing demand deposit account and cash items, which may be minimal interest, if any, on the funds held in the Trust Account. However, interest earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, the decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in including interest bearing demand deposit account and other cash items may reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company. If we cannot complete our initial business combination by May 12, 2024, or such later date that may be approved by our public stockholders, such as the Extended Date, we will be required to liquidate and our warrants will expire worthless. This will also cause you to lose the investment opportunity in Cardea and any other target company, and the chance of realizing future gains on your investment through any price appreciation in the combined company.

In the event that we are deemed to be an investment company, despite any change in investments in the Trust Account, we may be required to liquidate the Company, and the longer the period before the investment change, the greater the risk of being considered an investment company.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or is ultimately prohibited.

None of the members of the Company’s sponsor group is, is controlled by, or has substantial ties with a foreign person and therefore, we believe, will not be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS). However, our initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by May 12, 2024, or such later date that may be approved by our shareholders, such as the Extended Date, because the review process extends beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $10.15 per share, without taking into account any interest earned on IPO proceeds held in the Trust Account, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company, and the chance of realizing future gains on your investment through any price appreciation in the combined company.

A 1% U.S. federal excise tax could be imposed on the Company in connection with redemptions by Company of its shares in connection with a business combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

On August 16, 2022, the Inflation Reduction Act of 2022 (“IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations.

The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. In this regard, on December 27, 2022, the Treasury and the Internal Revenue Service issued a notice announcing their intent to issue proposed regulations addressing the application of the excise tax, and describing certain rules on which taxpayers may rely prior to the issuance of such proposed regulations (the “Notice”).

Any redemption or other repurchase that occurs after December 31, 2022 in connection with a Redemption Event may be subject to the excise tax. Pursuant to the rules set forth in the Notice, however, redemptions in connection with a liquidation of the Company are generally not subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the structure of the business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the business combination) and (iv) the content of regulations and other future guidance from the Treasury. In addition, because the excise tax would be payable by the Company, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in the Company’s ability to complete a business combination. The proceeds placed in the Trust Account and the interest earned thereon will not be used to pay for the Excise Tax that may be levied on the Company in connection with such redemptions.

Redemption Rights

If the Extension Proposal is approved and the Extension Amendment is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. A public stockholder will have this redemption right regardless of how it votes, or whether it votes, with respect to the Extension Proposal. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

If the Extension Proposal is not approved, unless the Company can complete a business combination by May 12, 2024, we will dissolve and liquidate in accordance with the amended and restated certificate of incorporation. Our Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional contributions will terminate.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, COMPLY, OR ENSURE YOUR BANK OR BROKER COMPLIES, WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON MAY 3, 2024. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A STOCKHOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER, AND ADDRESS IN ORDER TO VALIDLY REDEEM ITS PUBLIC SHARES.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on May 3, 2024 (two business days before the Annual Meeting), you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or deliver your shares to the transfer agent electronically using the Depository Trust Company’s (“DTC”) DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on May 3, 2024 (two business days before the Annual Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Annual Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on May 3, 2024 (two business days before the Annual Meeting), will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Annual Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Annual Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Proposal is not approved or the Extension is otherwise not implemented, these shares will not be redeemed and will be returned to the stockholder promptly following the determination that the Extension Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after implementation of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of the record date, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $25.4 at the time of the Annual Meeting. The closing price of the Company’s common stock on March 28, 2024 was $10.78.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on May 3, 2024 (two business days before the Annual Meeting).

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that hold common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own five percent or more of the common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our common stock that elect to have their common stock redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its common stock of the Company and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Common Stock

In the event that a U.S. Holder’s common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of common stock generally will be treated as a sale of the common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the U.S. Holder’s adjusted tax basis in its common stock so redeemed. A U.S. Holder’s adjusted tax basis in its common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of common stock or the purchase price of a share of common stock purchased in the open market) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our common stock that elect to have their common stock redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its common stock of the Company and is not a U.S. Holder.

Redemption of Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders.”

Non-U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its common stock of the Company, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our common stock, and, in the case where shares of our common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the

United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.” Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares redeemed in connection with the Extension Proposal.

PROPOSAL 4 — THE TRUST AMENDMENT PROPOSAL

Overview

The Company entered into that certain Investment Management Trust Agreement, dated May 9, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company (the “Trustee”) in connection with the Company’s IPO and a potential business combination.

The proposed amendment to the Trust Agreement, in the form set forth in Annex B hereof (the “Trust Amendment”), would amend the Trust Agreement to authorize the Extension as contemplated by the Extension Proposal.

Reasons for the Proposal

The purpose of the Trust Amendment Proposal is to authorize the Extension under the Trust Agreement, as the Extension is not contemplated under the Trust Agreement’s current terms.

We believe that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. For the Company to implement the Extension, the Trust Agreement must be amended to authorize the Extension.

Vote Required for Approval

The affirmative vote of holders of 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Trust Amendment Proposal. If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the Trust Amendment Proposal. If you do not want the Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Trust Amendment.

Our Sponsor, the Representatives and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Trust Amendment Proposal. On the record date, our Sponsor, the Representatives, directors and officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 4,762,500 shares of Common Stock, including 4,312,500 Founder Shares and 450,000 Representative Shares, representing approximately 66.2% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Trust Amendment.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Trust Amendment Proposal.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2025 ANNUAL MEETING

Stockholder Proposals

Business must be properly brought before an annual meeting in order to be considered by stockholders. Any stockholder desiring to present a proposal pursuant to Rule 14a-8 of the Exchange Act to be included in the definitive proxy statement and voted on by the stockholders at the 2025 Annual Meeting of stockholders must submit a written proposal, including all supporting information, to the Company at its principal executive offices no later than 120 days prior to the date that we provide the notice of meeting for such annual meeting, and must meet all other requirements for inclusion in the proxy statement.

As provided in our Bylaws, if a stockholder intends to present a proposal for new business to be considered at the 2024 Annual Meeting of stockholders but does not seek inclusion of the proposal in the Company’s proxy statement for that meeting, then such proposal, including all supporting information, must be delivered to and received by the Company at our principal executive offices no later than 90 days nor earlier than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

Director Nominations

The Company’s Bylaws govern the submission of nominations for directors that a stockholder wishes to have considered at a meeting of stockholders, but that are not included in the Company’s proxy materials. To nominate a director under our Bylaws, stockholders must submit a written proposal, including all supporting information, to the Company at its principal executive offices no later than 90 days nor earlier than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company. Accordingly, we must receive notice of director nominations proposed by stockholders pursuant to our Bylaws for the 2025 Annual Meeting of Stockholders between November 21, 2024 and December 21, 2024.

In addition to satisfying the foregoing requirements under our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than our nominees must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act to comply with the universal proxy rules. The requirements under the universal proxy rules are in addition to the applicable procedural requirements under our Bylaws described above.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of common stock; and

•        all our officers and directors as a group.

As of the record date, there were 7,191,880 shares of common stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Max Hooper(4)	4,312,500	60.0%
Jonathan Morris(4)	—	—
David Metcalf(5)	—	—
Allen Weiss(5)	—	—
David Ruttenberg(5)	—	—
Katya Fisher(5)	—	—
Chris Ensey(5)	—	—
Paul C. Jeffries(5)	—	—
Global Blockchain Sponsor, LLC	4,312,500	60.0%
All directors, director nominees and executive officers as a group (8 individuals)	4,312,500	60.0%
Karpus Investment Management(6)	870,025	12.1%

____________

*        Less than 1%.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals 6555 Sanger Road, Suite 200, Orlando, Florida 32827.

(2)      Interests shown consist solely of founder shares.

(3)      Based on 7,191,880 shares of common stock outstanding.

(4)      Shares are held by Global Blockchain Sponsor, LLC, a limited liability company, of which Dr. Hooper is the sole manager. Members of this limited liability company include certain officers and directors of the company. Dr. Hooper disclaims beneficial ownership of the reported shares other than to the extent of their ultimate pecuniary interest therein.

(5)      Does not include any securities held by Global Blockchain Sponsor, LLC, a limited liability company, of which each person is a direct or indirect member. Each such person disclaims beneficial ownership of the reported securities, except to the extent of his pecuniary interest therein.

(6)      According to a Schedule 13G filed with the SEC on February 13, 2024 by Karpus Investment Management. Karpus is controlled by City of London Investment Group plc. The principal business address for Karpus Investment Management is 183 Sully’s Trail, Pittsford, New York 14534.

The table above does not include the shares of common stock issuable upon exercise of outstanding warrants because the warrants are not exercisable within 60 days of the record date for the Annual Meeting.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at (407) 720-9250 to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact the Company at:

Global Blockchain Acquisition Corp.
Attention: Max Hooper
6555 Sanger Road, Suite 200
Orlando, Florida 32827
Telephone: (407) 720-9250

If you are a stockholder of the Company and would like to request documents, please do so by May 1, 2024, in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GLOBAL BLOCKCHAIN ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

GLOBAL BLOCKCHAIN ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is Global Blockchain Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on May 18, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on May 9, 2022 (the “Amended and Restated Certificate of Incorporation”).

2.      This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.      The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b)     Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 20, 2022, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by May 12, 2024 (or, if the Office of the Delaware Division of Corporations shall not be open for business (including the filing of corporate documents), then on the next such date upon which the Office of the Delaware Division of Corporations shall be open), which may be extended by the Corporation monthly for up to six additional months (ultimately until as late as November 12, 2024), in the sole discretion of the Corporation, by the Corporation causing the lesser of (A) a total of $25,000 or (B) $0.05 for each Offering Share remaining outstanding, to be contributed into the Trust Account for each of the six subsequent calendar months commencing on May 12, 2023, needed by the Corporation to complete an initial business combination (the “Deadline Date”)) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Global Blockchain Sponsor, LLC (the “Sponsor”), or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Annex A-1

5.      The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:

(d)    In the event that the Corporation has not consummated an initial Business Combination by May 12, 2024 (which may be extended by the Corporation monthly for up to six additional months (ultimately until as late as November 12, 2024) in the sole discretion of the Corporation pursuant to Section 9.1(b)) the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

6.      The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial business combination by May 12, 2024 (which may be extended by the Corporation monthly for up to six additional months (ultimately until as late as November 12, 2024)) or (b) with respect to any other material provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial business combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.

Annex A-2

IN WITNESS WHEREOF, Global Blockchain Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this [      ]th day of [      ], 2024.

GLOBAL BLOCKCHAIN ACQUISITION CORP.
By:
Name:	Max Hooper
Title:	Chief Executive Officer

Annex A-3

ANNEX B

PROPOSED FORM OF AMENDMENT
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of [            ], 2023, to the Investment Management Trust Agreement (the “Trust Agreement”) is made by and between Global Blockchain Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into the Trust Agreement on May 9, 2022;

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at an annual meeting of the Company held on [            ], 2024, the Company’s stockholders approved (i) a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “A&R COI”) to authorize the Company to extend the date of May 12, 2024, up to six times for an additional one (1) month each time (ultimately until as late as November 12, 2024) by which the Company must (a) consummate a merger, capital stock exchange, asset, stock purchase, reorganization or other similar business combination, which we refer to as our initial business combination, or (b) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and redeem all of the shares of common stock of the Company included as part of the units sold in the Company’s initial public offering that was consummated on May 12, 2022, and (ii) a proposal to amend the Trust Agreement to authorize the Extension and its implementation by the Company; and

NOW THEREFORE, IT IS AGREED:

1.       Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its Chief Executive Officer, President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes, only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (i) May 12, 2024, or as late as November 12, 2024, if the Company’s Board of Directors extends the time to complete the Business Combination up to six times for an additional one (1) month each time (for a maximum of six one-month extensions), upon the deposit into the Trust Account of the lesser of (A) a total of $25,000 or (B) $0.05 for each outstanding public share by the Sponsor or its designees on or prior to August 12, 2023 or such other date as may be extended, and (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation (the latest of the foregoing, the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Last Date, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account;”

Annex B-1

2.       Exhibit B of the Trust Agreement is hereby amended and restated in its entirety as follows:

[Letterhead of Company]

[Date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, N.Y. 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account — Termination Letter

Ladies & Gentlemen:

Pursuant to paragraph 1(i) of the Investment Management Trust Agreement between Global Blockchain Acquisition Corp. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of May 18, 2022 (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a Business Combination with a Target Company within the time frame specified in the Company’s Amended and Restated Certificate of Incorporation, as amended. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected [            ](1) as the record date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the amended and restated certificate of incorporation of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

Very truly yours,
GLOBAL BLOCKCHAIN ACQUISITION CORP.
By:
Name:
Title:

cc: I-Bankers Securities, Inc. & Dawson James Securities, Inc.

* * * *

____________

(1)    May 12, 2023 (which may be extended by the Corporation monthly for up to six additional months (ultimately until as late as November 12, 2024)).

Annex B-2

3.       All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4.       This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5.       This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(d) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6.       This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
[ ]
GLOBAL BLOCKCHAIN ACQUISITION CORP.
By:
[ ], Chief Executive Officer

Annex B-3

ClearTrust, LLC - Proxy Agent 16540 Pointe Village Dr., Ste 210 Lutz, Florida 33558 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY INTERNET: Go to: www.cleartrustonline.com/gbbk Have your Proxy Card ready Follow the simple instructions to record your vote MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided PHONE: Call 1-813-235-4490 Have your Proxy Card ready Request to vote your proxy. * SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999 FOR YOUR VOTE TO COUNT, YOU MUST VOTE BEFORE THE POLLS CLOSE ON THE DAY OF THE MEETING. CONTROL NUMBER: ANNUAL MEETING OF STOCKHOLDERS TEST ISSUE REF 1999 DATE: TIME: LOCATION: May 7, 2024 11 A.M. Eastern Time Phone Only | 813-308-9980 | Passcode 173547 This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Max Hooper and Jonathan Morris (the “Named Proxies”), and each or any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and authorizes them, and each of them, to vote all the shares of common stock of Global Blockchain Acquisition Corp. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card or otherwise provide voting instructions by phone or on the internet as described above. Continued and to be signed on the reverse side

PROPOSAL TEST ISSUE REF 1999 ANNUAL MEETING OF STOCKHOLDERS YOUR VOTE BOARD OF DIRECTORS RECOMMENDS FOR WITHHOLD FOR ALL 1. Election of Directors Nominees: (1) David Metcalf (2) Max Hooper (3) Allen Weiss (4) David Ruttenberg (5) Katya Fisher (6) Chris Ensey (7) Paul C. Jeffries ALL ALL EXCEPT FOR To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 2. To ratify the appointment of WithumSmith+Brown, PC as the FOR AGAINST ABSTAIN FOR Company’s independent registered public account firm for the Fiscal year ending December 31, 2024. 3. Extension Proposal: To amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company must consummate a business combination or, if it fails to do so, cease its operations and redeem or repurchase 100% of the shares of the Company’s common stock issued in the Company’s initial public offering, from May 12, 2024, monthly for up to six additional months FOR at the election of the Company and only upon the monthly contribution of the lesser of (A) $25,000 or (B) $0.05 per outstanding public share, ultimately until as late as November 12, 2024 (the “Extension”, and such extension date the “Extended Date”). 3. Trust Amendment Proposal: To approve an amendment to the FOR Investment Management Trust Agreement, dated May 9, 2022, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company (the “Trustee”) NOTE: To transact any other business that may properly come before the meeting and any adjournment of the meeting. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. Signature (and Title if applicable) Date Signature (if held jointly) Date SAVE TIME & REDUCE COSTS! PLEASE CONSIDER VOTING ONLINE RATHER THAN BY MAIL. LAST NAME,FIRST 99